UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 28, 2005

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            16 South Pennsylvania, Oklahoma City, Oklahoma                                      73107

(Address of principal executive offices)	(Zip Code)

            Registrant's telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

On December 1, 2005 LSB Industries, Inc. (the "Company") issued a press release to report that its subsidiary, ClimateCraft, Inc. (a startup subsidiary within the Company's Climate Control segment) has received a $1.1 million down payment on a $5 million order for large air handlers, which order will be shipped during 2006. ClimateCraft is one of the start-up subsidiaries within the Company's Climate Control segment in which management has stated "In 2005, the emphasis has been to increase the sales level of these operations above the breakeven point." The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

      (c) Exhibits

       Exhibit Number          Description
       99.1                    Press release dated December 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2005

                                                                LSB INDUSTRIES, INC.
                                                                By: /s/ Tony Shelby
                                                                Tony Shelby
                                                                Executive Vice President-
                                                                Chief Financial Officer

Exhibit 99.1

COMPANY CONTACT:Tony M. Shelby
Chief Financial Officer
(405) 235-4546

KCSA CONTACT:   Leslie A. Schupak/Joe Mansi
                (212) 682-6300, ext. 205/207

December 1, 2005

AMEX: LXU

LSB INDUSTRIES, INC. ANNOUNCES RECEIPT OF

DOWN PAYMENT ON LARGE AIR HANDLER ORDER

Oklahoma City, Oklahoma . . . December 1, 2005 . . . LSB Industries, Inc. whose common stock is traded over the American Stock Exchange under the symbol LXU (AMEX: LXU) announced today that its subsidiary, ClimateCraft, Inc. ("ClimateCraft"), has received a $1.1 million down payment on a $5.0 million order for large custom air handlers which will be shipped in 2006.

The order has significance because ClimateCraft is one of the subsidiaries that has been referred to in recent disclosures, where management stated "In 2005, the emphasis has been to increase the sales levels of these operations above the breakeven point".

The ClimateCraft products are state-of-the-art. ClimateCraft is one of LSB's Climate Control Businesses.

LSB is a manufacturing, marketing, and engineering company with activities on a worldwide basis. LSB's principal business activities consist of the manufacture and sale of commercial and residential climate control products, the manufacture and sale of chemical products for the mining, agricultural and industrial markets, and the provision of specialized engineering services and other activities.

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